V
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20546


                                  FORM 8-K

                         Current Report Pursuant to
                         Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  March 11, 1999


                          Caretenders Health Corp.
           (Exact name of registrant as specified in its charter)


                                  Delaware
               (State or other jurisdiction of incorporation)

              1-9848                             06-1153720
     (Commission file number)        (I.R.S. Employer Identification No.)


     100 Mallard Creek Road, Louisville, KY                       40207
     (Address of principal executive offices)                   (Zip Code)


                               (502) 899-5355
               (Registrant's telephone number, including area code)



Item 5.   Other Events

Effective March 11, 1999 the Company transferred its common shares from The Nasdaq National Market System (NMS) to The Nasdaq Small Cap Market. The shares continue to trade under the stock symbol "CTND".

The move reflects management's decision to transfer following notification by The Nasdaq Stock Market, Inc. that the Company did not meet NMS listing requirements regarding the market value of public float.


Item 7.   Financial Statements and Exhibits

(c) Exhibits

      Exhibit 99.1 - Press Release dated March 11, 1999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Caretenders Health Corp.
                                                   (Registrant)

                                        By: /S/ C. Steven Guenthner
                                           ----------------------------
                                           C. Steven Guenthner
                                           Senior Vice President and
                                           Chief Financial Officer







                       Index to Exhibits
                       -------------------


Exhibit No.     Description of Exhibit
-----------     ----------------------------------------------

  99.1          Press Release dated March 11, 1999